Exhibit 99.2

CHCT
LISTED
NYSE

SUPPLEMENTAL INFORMATION Q4 2023

Community Healthcare Trust	4Q 2023 | Supplemental Information

ABOUT US

CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, acute inpatient behavioral facilities, inpatient rehabilitation facilities, physician clinics, specialty centers, behavioral specialty facilities, and surgical centers and hospitals across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets.

Community Healthcare Trust	4Q 2023 | Supplemental Information

COMPANY SNAPSHOT

December 31, 2023
Gross real estate investments (in thousands) (1)	$1,060,728
Total properties	193
% Leased (2)	91.1%
Total square feet owned	4,251,880
Weighted Average remaining lease term (years)	6.9
Cash and cash equivalents and restricted cash (in thousands)	$4,633
Debt to Total Capitalization	36.1%
Weighted average interest rate per annum on Revolving Line of Credit	7.1%
Weighted average interest rate per annum on Term Loans	4.3%
Equity market cap (in millions)	$735.6
Quarterly dividend paid in the period (per share)	$0.4550
Quarter end stock price (per share)	$26.64
Dividend yield	6.83%
Common shares outstanding	27,612,732
___________
(1) Includes a portion of one property accounted for as a sales-type lease and two properties classified as held for sale.
(2) Excludes real estate assets held for sale.

Community Healthcare Trust	Page | 3	4Q 2023 | Supplemental Information

CORPORATE INFORMATION

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
Phone: 615-771-3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

BOARD OF DIRECTORS

Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn	Cathrine Cotman	David H. Dupuy
Chairman of the Board	Audit Committee Chair	Compensation Committee Chair	ESG Committee Chair	Board member	Board member

EXECUTIVE MANAGEMENT TEAM

David H. Dupuy	William G. Monroe IV	Leigh Ann Stach	Timothy L. Meyer
Chief Executive Officer and President	Executive Vice President Chief Financial Officer	Executive Vice President Chief Accounting Officer	Executive Vice President Asset Management

COVERING ANALYSTS

A. Goldfarb - Piper Sandler	M. Lewis - Truist Securities
S. Sakwa - Evercore ISI	R. Stevenson - Janney Capital Markets
W. Golladay - Baird	D. Toti - Colliers International Securities

PROFESSIONAL SERVICES

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, P.C.	Equiniti Trust Company, LLC
501 Commerce Street, Suite 1400	Operations Center
Nashville, TN 37203	6201 15th Avenue
Brooklyn, NY 11219
1-800-937-5449

Community Healthcare Trust	Page | 4	4Q 2023 | Supplemental Information

FINANCIAL HIGHLIGHTS

	Three Months Ended
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
	(Unaudited and in thousands, except per share data)
STATEMENTS OF OPERATIONS ITEMS
Revenues	$29,124	$28,735	$27,810	$27,176	$25,342
Net income (loss) (1)(2)(3)	$4,567	$3,492	$6,577	$(6,922)	$5,238
NOI	$23,526	$23,279	$23,024	$22,303	$21,186
EBITDAre	$19,834	$19,664	$19,986	$6,123	$17,040
Adjusted EBITDAre	$21,863	$21,562	$20,972	$20,469	$19,685
FFO (2)	$14,914	$14,969	$15,870	$2,166	$13,620
AFFO	$16,071	$16,423	$16,037	$15,595	$15,411

Per Diluted Share:
Net income (loss) attributable to common shareholders	$0.15	$0.11	$0.24	$(0.32)	$0.19
FFO	$0.57	$0.58	$0.62	$0.09	$0.56
AFFO	$0.61	$0.63	$0.63	$0.62	$0.63
___________

(1) Net loss for the first quarter of 2023 included accelerated amortization of deferred compensation of approximately $11.8 million, or $0.47 per diluted common share and $0.46 FFO per diluted share, recognized upon passing of our former CEO and President.

(2) Net income for the second quarter of 2023 includes a $0.7 million net casualty gain recognized from insurance proceeds received related to one property that was vandalized, increasing FFO by $0.03 per diluted share.

(3) Net income for the third quarter of 2023 included accelerated amortization of lease intangibles on the two GenesisCare properties where the leases have been rejected of approximately $1.5 million, or $0.06 per diluted common share.

Community Healthcare Trust	Page | 5	4Q 2023 | Supplemental Information

FINANCIAL HIGHLIGHTS (Continued)

	As of
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
	(Unaudited and dollars in thousands)
BALANCE SHEET ITEMS
ASSETS
Total real estate properties	$1,050,247	$1,044,893	$986,948	$971,026	$943,167
Total assets	$945,412	$955,126	$900,466	$886,294	$876,425

CAPITALIZATION
Net debt	$403,256	$401,192	$368,127	$365,061	$352,997
Total capitalization	$1,117,322	$1,116,448	$1,055,221	$1,033,922	$1,015,152
Net debt/total capitalization	36.1%	35.9%	34.9%	35.3%	34.8%
Market valuation	$735,603	$809,760	$876,392	$961,617	$927,129
Enterprise value	$1,134,226	$1,206,019	$1,240,843	$1,322,053	$1,268,058

Community Healthcare Trust	Page | 6	4Q 2023 | Supplemental Information

CONSOLIDATED BALANCE SHEETS

	As of
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
ASSETS	(Unaudited; Dollars and shares in thousands, except per share data)
Real estate properties
Land and land improvements	$136,532	$135,809	$127,433	$122,702	$117,657
Buildings, improvements, and lease intangibles	913,416	908,788	859,231	848,060	825,257
Personal property	299	296	284	264	253
Total real estate properties	1,050,247	1,044,893	986,948	971,026	943,167
Less accumulated depreciation	(200,810)	(192,962)	(181,769)	(174,346)	(165,341)
Total real estate properties, net	849,437	851,931	805,179	796,680	777,826
Cash and cash equivalents	3,491	3,885	2,627	3,666	11,233
Restricted cash	1,142	1,048	1,049	959	835
Real estate properties held for sale	7,466	1,115	1,252	—	—
Other assets, net	83,876	97,147	90,359	84,989	86,531
Total assets	$945,412	$955,126	$900,466	$886,294	$876,425

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$403,256	$401,192	$368,127	$365,061	$352,997
Accounts payable and accrued liabilities	12,032	15,446	10,605	10,478	11,377
Other liabilities, net	16,868	16,194	16,409	16,240	15,237
Total liabilities	432,156	432,832	395,141	391,779	379,611

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000 shares authorized	276	273	265	263	259
Additional paid-in capital	688,156	676,716	657,057	648,384	625,136
Cumulative net income	88,856	84,289	80,797	74,220	81,142
Accumulated other comprehensive gain	16,417	29,038	23,085	15,684	22,667
Cumulative dividends	(280,449)	(268,022)	(255,879)	(244,036)	(232,390)
Total stockholders’ equity	513,256	522,294	505,325	494,515	496,814
Total liabilities and stockholders' equity	$945,412	$955,126	$900,466	$886,294	$876,425

Community Healthcare Trust	Page | 7	4Q 2023 | Supplemental Information

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
	(Unaudited; Dollars and shares in thousands, except per share data)
REVENUES
Rental income	$28,100	$27,690	$26,764	$26,128	$24,383
Other operating interest	1,024	1,045	1,046	1,048	959
	29,124	28,735	27,810	27,176	25,342
EXPENSES
Property operating	5,598	5,456	4,786	4,873	4,156
General and administrative (1) (2)	3,728	3,618	3,787	16,205	4,149
Depreciation and amortization	10,248	11,208	9,219	9,018	8,317
	19,574	20,282	17,792	30,096	16,622
OTHER INCOME (EXPENSE)
Impairment of real estate asset	—	(102)	—	—	—
Interest expense	(5,019)	(4,641)	(4,140)	(3,992)	(3,464)
Deferred income tax expense	—	(221)	(50)	(35)	(21)
Interest and other income, net	36	3	749	25	3
	$(4,983)	$(4,961)	$(3,441)	$(4,002)	$(3,482)
NET INCOME (LOSS)	$4,567	$3,492	$6,577	$(6,922)	$5,238

NET INCOME (LOSS) PER COMMON SHARE
NET INCOME (LOSS) PER DILUTED COMMON SHARE	$0.15	$0.11	$0.24	$(0.32)	$0.19
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	25,981	25,514	25,065	24,227	23,787
DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD	$0.4550	$0.4525	$0.4500	$0.4475	$0.4450

(1) GENERAL AND ADMINISTRATIVE EXPENSES:
Non-cash vs. Cash:
Non-cash (stock-based compensation)	54.4%	52.5%	44.7%	57.8%	63.8%
Cash	45.6%	47.5%	55.3%	42.2%	36.2%
As a % of Revenue:
Non-cash (stock-based compensation)	6.9%	6.6%	5.9%	9.3%	10.4%
Cash	5.8%	6.0%	7.3%	6.8%	5.9%

(2) General and administrative expenses for the three months ended March 31, 2023 includes the accelerated amortization of stock-based compensation totaling $11.8 million recognized upon the passing of our former CEO and President but the accelerated amortization is not included in the calculations above in footnote (1).

Community Healthcare Trust	Page | 8	4Q 2023 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)
ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
	(Unaudited; Dollars and shares in thousands, except per share data)
NET INCOME (LOSS)	$4,567	$3,492	$6,577	$(6,922)	$5,238
Real estate depreciation and amortization	10,347	11,375	9,293	9,088	8,382
Impairment of real estate asset	—	102	—	—	—
Total adjustments	10,347	11,477	9,293	9,088	8,382
FFO (1)	$14,914	$14,969	$15,870	$2,166	$13,620
Straight-line rent	(872)	(444)	(819)	(917)	(854)
Stock-based compensation	2,029	1,898	1,692	2,547	2,645
Accelerated amortization of stock-based compensation	—	—	—	11,799	—
Net gain from insurance recovery on casualty loss	—	—	(706)	—	—
AFFO	$16,071	$16,423	$16,037	$15,595	$15,411
FFO PER COMMON SHARE (1)	$0.57	$0.58	$0.62	$0.09	$0.56
AFFO PER COMMON SHARE	$0.61	$0.63	$0.63	$0.62	$0.63
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	26,346	26,025	25,650	25,298	24,471
________________
(1) FFO for the second quarter of 2023 includes a $0.7 million net casualty gain from insurance proceeds received related to one property that was vandalized. The net gain increased FFO by $0.03 per diluted share for the three months ended June 30, 2023.

AFFO, ADJUSTED FOR ACQUISITIONS (1)

AFFO	$16,071	$16,423	$16,037	$15,595	$15,411
Revenue on Properties Acquired in the period (2)	15	757	308	383	1,116
Property operating expense adjustment (2)	(5)	(149)	(71)	(104)	(308)
Interest expense adjustment (3)	(3)	(165)	(68)	(65)	(232)
AFFO, ADJUSTED FOR ACQUISITIONS	$16,078	$16,866	$16,206	$15,809	$15,987

(1) AFFO is adjusted to reflect acquisitions as if they had occurred on the first day of the applicable period.
(2) Revenue and expense adjustments are calculated based on expected returns and leases in place at acquisition.
(3) Assumes that acquisitions were 40% funded with debt and the remainder funded with equity. The interest expense adjustment was calculated using the weighted average interest rate on the Company's revolving credit facility for the period.

AMORTIZATION OF STOCK-BASED COMPENSATION (1)
Amortization Required by GAAP (2)	$2,029	$1,898	$1,692	$2,547	$2,675
Amortization Based on Legal Vesting Periods	1,563	1,540	1,430	1,830	1,845
Acceleration of Amortization	$466	$358	$262	$717	$830

(1) Excludes the accelerated amortization totaling $11.8 million recognized in the first quarter of 2023 upon the passing of our former CEO and President.
(2) GAAP requires that deferred compensation be amortized over the earlier of the vesting or retirement eligibility date.

Community Healthcare Trust	Page | 9	4Q 2023 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
	(Unaudited; Dollars and shares in thousands, except per share data)
NET OPERATING INCOME
Net income (loss)	$4,567	$3,492	$6,577	$(6,922)	$5,238
General and administrative	3,728	3,618	3,787	4,406	4,149
Accelerated amortization of stock-based compensation	—	—	—	11,799	—
Depreciation and amortization	10,248	11,208	9,219	9,018	8,317
Impairment of real estate asset	—	102	—	—	—
Interest expense	5,019	4,641	4,140	3,992	3,464
Deferred Income tax expense	—	221	50	35	21
Interest and other income, net	(36)	(3)	(749)	(25)	(3)
NOI	$23,526	$23,279	$23,024	$22,303	$21,186

EBITDAre and ADJUSTED EBITDAre

EBITDAre
Net income (loss)	$4,567	$3,492	$6,577	$(6,922)	$5,238
Interest expense	5,019	4,641	4,140	3,992	3,464
Depreciation and amortization	10,248	11,208	9,219	9,018	8,317
Deferred Income tax expense	—	221	50	35	21
Impairment of real estate asset	—	102	—	—	—
EBITDAre	$19,834	$19,664	$19,986	$6,123	$17,040
Non-cash stock-based compensation expense	2,029	1,898	1,692	2,547	2,645
Accelerated amortization of stock-based compensation	—	—	—	11,799	—
Net gain from insurance recovery on casualty loss	—	—	(706)	—	—
ADJUSTED EBITDAre	$21,863	$21,562	$20,972	$20,469	$19,685

ADJUSTED EBITDAre ANNUALIZED (1)	$87,452

(1)	Adjusted EBITDAre multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust	Page | 10	4Q 2023 | Supplemental Information

WEIGHTED AVERAGE SHARES

	Three Months Ended
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
	(Unaudited; Dollars and shares in thousands, except per share data)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	27,355	26,823	26,358	26,043	25,498
Unvested restricted shares	(1,374)	(1,309)	(1,293)	(1,816)	(1,711)
Weighted average common shares outstanding - EPS	25,981	25,514	25,065	24,227	23,787

Weighted average common shares outstanding - FFO Basic	25,981	25,514	25,065	24,227	23,787
Dilutive potential common shares (from below)	365	511	585	1,071	684
Weighted average common shares outstanding - FFO Diluted	26,346	26,025	25,650	25,298	24,471

TREASURY SHARE CALCULATION
Unrecognized deferred compensation-end of period	$26,776	$28,814	$24,780	$24,465	$33,652
Unrecognized deferred compensation-beginning of period	$28,814	$24,780	$24,465	$33,652	$36,364
Average unrecognized deferred compensation	$27,795	$26,797	$24,623	$29,059	$35,008
Average share price per share	$27.54	$33.56	$34.78	$39.01	$34.06
Treasury shares	1,009	798	708	745	1,027

Unvested restricted shares	(1,374)	(1,309)	(1,293)	(1,816)	(1,711)
Treasury shares	1,009	798	708	745	1,027
Dilutive potential common shares	365	511	585	1,071	684

Community Healthcare Trust	Page | 11	4Q 2023 | Supplemental Information

EXECUTIVE COMPENSATION

					Performance Based Incentive Compensation
Name and Position	Year	Total Compensation	Salary Taken In Stock (1)	Other (2)	Bonus Stock (1)	Alignment of Interest Stock (3)	3-Year Total Shareholder Return Stock	5-Year Total Shareholder Return Stock	Total Performance Based Incentive Compensation	Percent of Total

Timothy G. Wallace (4)	2023	$24,793,238	$863,295	$22,913,954	$—	$1,015,989	$—	$—	$1,015,989	4.1%
Former Chief Executive Officer and President	2022	$4,540,328	$794,200	$12,425	$913,330	$1,710,257	$222,023	$888,093	$3,733,703	82.2%
	2021	$4,788,861	$750,000	$11,650	$862,500	$1,621,703	$771,504	$771,504	$4,027,211	84.1%

David Dupuy (4)	2023	$3,533,747	$617,834	$13,300	$776,700	$1,446,229	$169,921	$509,763	$2,902,613	82.1%
Chief Executive Officer and President Former Chief Financial Officer	2022	$2,785,183	$487,200	$7,487	$560,280	$1,049,216	$136,192	$544,808	$2,290,496	82.2%
	2021	$3,183,341	$460,000	$253,262	$529,000	$994,675	$473,202	$473,202	$2,470,079	77.6%

William G. Monroe IV (5)	2023	$1,404,703	$280,000	$242,135	$48,000	$330,508	$126,006	$378,054	$882,568	62.8%
Executive Vice President and Chief Financial Officer	2022	$—	$—	$—	$—	$—	$—	$—	$—	n/a
	2021	$—	$—	$—	$—	$—	$—	$—	$—	n/a

Leigh Ann Stach	2023	$2,495,269	$446,214	$13,300	$535,457	$1,031,703	$117,140	$351,455	$2,035,755	81.6%
Executive Vice President and Chief Accounting Officer	2022	$2,342,141	$410,500	$1,750	$472,075	$883,998	$114,764	$459,054	$1,929,891	82.4%
	2021	$2,472,513	$387,600	$3,648	$445,740	$838,123	$398,701	$398,701	$2,081,265	84.2%

Timothy L. Meyer (6)	2023	$1,896,382	$339,579	$7,532	$407,495	$785,175	$89,150	$267,451	$1,549,271	81.7%
Executive Vice President - Asset Management	2022	$1,785,445	$312,400	$4,311	$359,260	$672,777	$87,339	$349,358	$1,468,734	82.3%
	2021	$917,202	$280,000	$14,789	$165,000	$457,413	$—	$—	$622,413	67.9%

(1) Each Executive Officer has elected to take 100% of their salary and cash bonus in deferred stock with an 8-year cliff vesting.
(2) Other includes employer contributions to the executive officer's health savings account (HSA) and 401(k); temporary living expenses for Mr. Monroe for 2023; the value of the grant of 5,000 shares of restricted stock to Mr. Dupuy in 2021, the value of the grant of 260 shares of restricted stock to Mr. Meyer in 2021, and the value of the grant of 7,000 shares of restricted stock to Mr. Monroe in 2023. For Mr. Wallace this includes the value of his 624,725 shares of restricted stock that were vested upon his passing in 2023.
(3) Alignment of interest stock grants per the Alignment Interest Program which is part of the Company's Incentive Plan.
(4) Mr. Dupuy was appointed as CEO effective March 6, 2023, upon the passing of our former CEO and President Timothy G. Wallace, and continued on as CFO until his successor was named on June 1, 2023.
(5) Mr. Monroe was appointed as CFO effective June 1, 2023.
(6) Mr. Meyer joined the Company on July 1, 2019 and was promoted to Executive Vice President on October 1, 2021.

Community Healthcare Trust	Page | 12	4Q 2023 | Supplemental Information

	CEO Pay Ratios (1)
	CEO and President (2)	Median Employee	Average Employee	Lowest Paid Employee
Cash	$—	$102,900	$114,897	$62,900
Compensation Taken in Stock	3,600,179	8,733	208,636	—
Other Compensation	13,300	4,988	4,467	—
Total Compensation (2)	$3,613.479	$116,621	$328,000	$62,900
CEO to Employee Ratio		31:1	11:1	57:1
___________
(1) This table excludes part-time employees who worked less than 20 hours per week.
(2) Since the Company had two CEOs during 2023, the Company calculated and used annualized compensation for Mr. Dupuy in the CEO Pay Ratio table above.

Community Healthcare Trust	Page | 13	4Q 2023 | Supplemental Information

DEBT SUMMARY

	As of December 31, 2023
	Principal Balance	Stated Rate	Hedged Rate
	(in thousands)

Revolving credit facility	$50,000	7.06%	—
Term loan A-3	75,000		4.29%
Term loan A-4	125,000		3.35%
Term loan A-5	150,000		5.11%
Total Credit Facility	400,000

Secured mortgage loan	4,821	4.98%	—

Debt	404,821
Deferred Financing Costs, net	(1,565)
Debt, net	$403,256

Select Covenants	Required	4Q 2023
Leverage ratio	≤ 60.0%	37.0%
Fixed charge coverage ratio	≥ 1.50x	4.4
Tangible net worth (in thousands)	≥ $498,857	$690,186
Secured indebtedness	≤ 30.0%	0.4%
Minimum debt service coverage ratio	≥ 2.0	4.9

Community Healthcare Trust	Page | 14	4Q 2023 | Supplemental Information

2023 PROPERTY ACQUISITIONS

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
Emory Healthcare	LaGrange, GA	MOB	1/18/2023	100.0%	$8,007	55,310
Emory Healthcare	West Point, GA	MOB	1/18/2023	100.0%	811	5,600
Hills & Dales Professional Center	Canton, OH	MOB	1/30/2023	100.0%	3,669	27,920
Northeastern Eye Institute	Scranton, PA	MOB	2/23/2023	100.0%	1,957	22,743
Northeastern Eye Institute	Scranton, PA	MOB	2/23/2023	100.0%	2,207	15,768
Emory Southern Orthopedics	LaGrange, GA	MOB	3/6/2023	100.0%	6,469	31,473
Emory Southern Orthopedics	LaGrange, GA	MOB	3/6/2023	100.0%	249	2,972
Land	Lakeland, FL	Land	4/3/2023	n/a	838	—
UPMC Hermitage Road	Hermitage, PA	MOB	5/4/2023	100.0%	4,218	25,982
JDH Professional Building	San Antonio, TX	MOB	5/22/2023	100.0%	2,772	12,376
Clinton Towers MOB	Clinton, MD	MOB	6/21/2023	94.9%	7,850	37,344
Eye Health of America	Ft. Myers, FL	MOB	7/28/2023	100.0%	10,646	43,322
Eye Health of America	Ft. Myers, FL	MOB	7/28/2023	100.0%	582	3,200
Eye Health of America	Immokalee, FL	MOB	7/28/2023	100.0%	847	6,757
Everest Rehabilitation Hospital	El Paso, TX	IRF	7/31/2023	100.0%	23,500	37,992
The Heart & Vascular Center	Beaver, PA	MOB	8/24/2023	100.0%	3,330	15,878
Westlake Medical Office	Westlake, OH	MOB	8/25/2023	100.0%	2,425	14,100
Nesbitt Place	Newcastle, PA	MOB	9/15/2023	98.3%	10,375	56,003
Congress Medical Building 350	Crystal Lake, IL	MOB	10/6/2023	100.0%	4,049	17,543
Congress Medical Building 390	Crystal Lake, IL	MOB	10/6/2023	95.0%	3,044	30,718
				99.2%	$97,845	463,001

Community Healthcare Trust	Page | 15	4Q 2023 | Supplemental Information

PORTFOLIO DIVERSIFICATION

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	37.0%
Inpatient Rehabilitation Facilities (IRF)	18.8%
Acute Inpatient Behavioral (AIB)	14.2%
Specialty Centers (SC)	11.2%
Physician Clinics (PC)	7.8%
Behavioral Specialty Facilities (BSF)	5.1%
Surgical Centers and Hospitals (SCH)	4.3%
Long-term Acute Care Hospitals (LTACH)	1.6%
Total	100.0%

State	Annualized Rent (%)
Texas (TX)	16.5%
Illinois (IL)	11.9%
Ohio (OH)	11.2%
Florida (FL)	8.0%
Pennsylvania (PA)	6.2%
All Others (less than 4%)	46.2%
Total	100.0%

Tenant	Annualized Rent (%)
Lifepoint Health	11.9%
US HealthVest	8.2%
All Others (less than 4%)	79.9%
Total	100.0%

Community Healthcare Trust	Page | 16	4Q 2023 | Supplemental Information

LEASE EXPIRATIONS

LEASE EXPIRATIONS
2024
$6,667
2025
$8,910
2026
$11,029
2027
$6,476
2028
$5,938
2029
$6,489
2030
$3,219
2031
$9,331
2032
$1,877
2033
$1,503
2034+
$35,059
MTM
$449
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
Annualized Lease Revenue (thousands)

		Total Leased Sq. Ft.		Annualized Rent
Year	Number of Leases Expiring	Amount (thousands)	Percent (%)	Amount ($) (thousands)	Percent (%)
2024	69	316	8.3%	$6,667	6.9%
2025	54	338	8.8%	8,910	9.2%
2026	65	541	14.2%	11,029	11.4%
2027	50	304	8.0%	6,476	6.7%
2028	58	327	8.5%	5,938	6.1%
2029	25	272	7.1%	6,489	6.7%
2030	16	115	3.0%	3,219	3.3%
2031	23	347	9.1%	9,331	9.6%
2032	11	133	3.5%	1,877	1.9%
2033	12	75	2.0%	1,503	1.5%
Thereafter	38	1,032	27.0%	35,059	36.2%
Month-to-Month	10	20	0.5%	449	0.5%
Totals	431	3,820	100.0%	$96,947	100.0%
Total portfolio was approximately 91.1% leased in the aggregate, excluding real estate assets held for sale, at December 31, 2023 with lease expirations ranging from 2024 through 2039.

Community Healthcare Trust	Page | 17	4Q 2023 | Supplemental Information

PROPERTY LOCATIONS

Approximately 47% of our property revenues are in MSAs with populations over 1,000,000 and approximately 90% are in MSAs with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Lancaster MOB	MOB	10,646	0.25%	$335.6	0.22%	12,872,322	Los Angeles-Long Beach-Anaheim, CA	2
Congress Medical Building 350	MOB	17,543	0.41%	$404.5	0.42%	9,441,957	Chicago-Naperville-Elgin, IL-IN-WI	3
Congress Medical Building 390	MOB	30,855	0.73%	$447.9	0.46%	9,441,957	Chicago-Naperville-Elgin, IL-IN-WI	3
Future Diagnostics Group	SC	8,876	0.21%	$390.9	0.40%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Gurnee Medical Office Building	MOB	22,968	0.54%	$239.6	0.25%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Joliet Oncology-Hematology Associates	PC	7,905	0.19%	$375.6	0.39%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Morris Cancer Center	MOB	18,470	0.43%	$623.4	0.64%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Center for Reconstructive Surgery - Oak Lawn	MOB	33,356	0.78%	$375.1	0.39%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence	PC	14,863	0.35%	$310.8	0.32%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	44,888	1.06%	$1,453.1	1.50%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	13,565	0.32%	$512.2	0.53%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Chicago Behavioral Hospital	AIB	85,000	2.00%	$2,182.5	2.25%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
US HealthVest - Lake	AIB	83,658	1.97%	$2,964.5	3.06%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	0.94%	$1,988.2	2.05%	7,637,387	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.19%	$1,067.0	1.10%	7,122,240	Houston-The Woodlands-Sugar Land, TX	5
Gessner Road MOB	MOB	14,360	0.34%	$308.1	0.32%	7,122,240	Houston-The Woodlands-Sugar Land, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.31%	$2,913.2	3.01%	7,122,240	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	SCH	11,200	0.26%	$—	—%	7,122,240	Houston-The Woodlands-Sugar Land, TX	5
Clinton Towers MOB	MOB	37,344	0.88%	$951.0	0.98%	6,385,162	Washington-Arlington-Alexandria, DC-VA-MD-WV	6
2301 Research Boulevard	MOB	93,079	2.19%	$2,176.4	2.25%	6,385,162	Washington-Arlington-Alexandria, DC-VA-MD-WV	6
Haddon Hill Professional Center	MOB	25,118	0.59%	$277.0	0.29%	6,245,051	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7
Hopebridge - Westlake	BSF	15,057	0.35%	$232.7	0.24%	6,245,051	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7
Continuum Wellness Center	MOB	8,227	0.19%	$159.9	0.17%	4,845,832	Phoenix-Mesa-Chandler, AZ	11
Desert Endoscopy Center	SCH	11,722	0.28%	$—	—%	4,845,832	Phoenix-Mesa-Chandler, AZ	11

Community Healthcare Trust	Page | 18	4Q 2023 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Mountain View Surgery Center	SCH	14,046	0.33%	$—	—%	4,845,832	Phoenix-Mesa-Chandler, AZ	11
Associated Surgical Center of Dearborn	SCH	12,400	0.29%	$353.4	0.36%	4,392,041	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	27,217	0.64%	$615.4	0.64%	4,392,041	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral Hospital	AIB	70,100	1.65%	$2,772.8	2.86%	4,018,762	Seattle-Tacoma-Bellevue, WA	15
Sanderling Dialysis	SC	11,300	0.27%	$414.6	0.43%	3,298,634	San Diego-Chula Vista-Carlsbad, CA	17
Bay Area Physicians Surgery Center	MOB	17,943	0.42%	$—	—%	3,175,275	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	8,450	0.20%	$275.9	0.28%	2,963,821	Denver-Aurora-Lakewood, CO	19
Waters Edge Medical	MOB	23,388	0.55%	$389.1	0.40%	2,844,510	Baltimore-Columbia-Towson, MD	20
Righttime Medical Care	SC	6,236	0.15%	$330.9	0.34%	2,844,510	Baltimore-Columbia-Towson, MD	20
Eyecare Partners	PC	6,487	0.15%	$—	—%	2,820,253	St. Louis, MO-IL	21
Eyecare Partners	PC	5,560	0.13%	$52.8	0.05%	2,820,253	St. Louis, MO-IL	21
Eyecare Partners	SCH	16,608	0.39%	$310.6	0.32%	2,820,253	St. Louis, MO-IL	21
Eyecare Partners	PC	6,311	0.15%	$49.5	0.05%	2,820,253	St. Louis, MO-IL	21
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.07%	$170.2	0.18%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Bassin Center For Plastic Surgery-Orlando	PC	2,420	0.06%	$142.3	0.15%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Kissimmee Physicians Clinic	PC	4,902	0.12%	$110.3	0.11%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Orthopaedic Associates of Osceola	PC	15,167	0.36%	$347.2	0.36%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Medical Village at Wintergarden	MOB	21,532	0.51%	$606.9	0.63%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Baptist Health	PC	13,500	0.32%	$403.1	0.42%	2,558,143	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.15%	$187.9	0.19%	2,558,143	San Antonio-New Braunfels, TX	24
JDH Professional Building	MOB	12,376	0.29%	$261.9	0.27%	2,558,143	San Antonio-New Braunfels, TX	24
The Heart & Vascular Center	MOB	15,878	0.37%	$307.8	0.32%	2,370,930	Pittsburgh, PA	27
Butler Medical Center	MOB	10,116	0.24%	$273.3	0.28%	2,370,930	Pittsburgh, PA	27
Forefront Dermatology Building	MOB	15,650	0.37%	$342.0	0.35%	2,370,930	Pittsburgh, PA	27
Greentree Primary Care	MOB	34,077	0.80%	$888.0	0.92%	2,370,930	Pittsburgh, PA	27
Vascular Access Centers of Southern Nevada	SC	4,800	0.11%	$97.9	0.10%	2,265,461	Las Vegas-Henderson-Paradise, NV	29
Assurance Health System	BSF	14,381	0.34%	$555.4	0.57%	2,256,884	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	17,614	0.41%	$249.6	0.23%	2,256,884	Cincinnati, OH-KY-IN	30
51 Cavalier Blvd	MOB	18,016	0.42%	$182.8	0.19%	2,256,884	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,671	1.03%	$497.6	0.51%	2,256,884	Cincinnati, OH-KY-IN	30
Everest Rehabilitation Hospital	IRF	37,720	0.89%	$2,444.9	2.52%	2,256,884	Cincinnati, OH-KY-IN	30

Community Healthcare Trust	Page | 19	4Q 2023 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Davita Commercial Way	SC	4,980	0.12%	$—	—%	2,256,884	Cincinnati, OH-KY-IN	30
Fresenius Florence Dialysis Center	MOB	17,845	0.42%	$254.5	0.26%	2,256,884	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.58%	$619.7	0.64%	2,192,035	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.58%	$154.1	0.16%	2,192,035	Kansas City, MO-KS	31
Ravines Edge	MOB	16,751	0.39%	$263.9	0.27%	2,138,926	Columbus, OH	32
Court Street Surgery Center	SCH	7,787	0.18%	$80.2	0.08%	2,138,926	Columbus, OH	32
Hopebridge - Columbus	BSF	13,969	0.33%	$173.0	0.18%	2,138,926	Columbus, OH	32
Sedalia Medical Center	MOB	20,043	0.47%	$274.1	0.28%	2,138,926	Columbus, OH	32
Assurance Health, LLC	BSF	10,200	0.24%	$372.9	0.38%	2,111,040	Indianapolis-Carmel-Anderson, IN	33
Assurance Health System	BSF	13,722	0.32%	$510.6	0.53%	2,111,040	Indianapolis-Carmel-Anderson, IN	33
Kindred Hospital Indianapolis North	LTACH	37,270	0.88%	$1,566.9	1.62%	2,111,040	Indianapolis-Carmel-Anderson, IN	33
Brook Park Medical Building	MOB	18,444	0.43%	$399.9	0.41%	2,088,251	Cleveland-Elyria, OH	34
Smith Road	MOB	16,802	0.40%	$310.3	0.32%	2,088,251	Cleveland-Elyria, OH	34
Assurance - Hudson	BSF	13,290	0.31%	$554.2	0.57%	2,088,251	Cleveland-Elyria, OH	34
Rockside Medical Center	MOB	55,316	1.30%	$1,017.1	1.05%	2,088,251	Cleveland-Elyria, OH	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.20%	$153.1	0.16%	1,799,674	Virginia Beach-Norfolk-Newport News, VA-NC	37
Genesis Care - Warwick	SC	10,236	0.24%	$380.8	0.39%	1,676,579	Providence-Warwick, RI-MA	38
South County Hospital	PC	13,268	0.31%	$311.3	0.32%	1,676,579	Providence-Warwick, RI-MA	38
Ortho Rhode Island - Warwick	PC	7,340	0.17%	$217.0	0.22%	1,676,579	Providence-Warwick, RI-MA	38
Mercy Rehabilitation Hospital	IRF	39,637	0.93%	$1,988.2	2.05%	1,425,695	Oklahoma City, OK	41
Memphis Center	MOB	11,669	0.27%	$232.3	0.24%	1,337,779	Memphis, TN-MS-AR	43
Sanderling Dialysis	SC	10,133	0.24%	$552.4	0.57%	1,337,779	Memphis, TN-MS-AR	43
Glastonbury	MOB	49,593	1.17%	$539.5	0.56%	1,213,531	Hartford-East Hartford-Middletown, CT	48
Sterling Medical Center	MOB	28,685	0.67%	$279.3	0.29%	1,166,902	Buffalo-Cheektowaga, NY	49
Gardendale MOB	MOB	12,956	0.30%	$317.4	0.33%	1,115,289	Birmingham-Hoover, AL	50
Genesis Care - Southbridge	SC	20,046	0.47%	$861.4	0.89%	978,529	Worcester, MA-CT	57
Worcester Behavioral	AIB	81,972	1.93%	$2,690.9	2.78%	978,529	Worcester, MA-CT	57
Los Alamos Professional Plaza	MOB	43,395	1.02%	$556.8	0.57%	870,781	McAllen-Edinburg-Mission, TX	65
Everest Rehabilitation Hospital	IRF	38,000	0.89%	$2,138.5	2.21%	868,859	El Paso, TX	67
Cardiology Associates of Greater Waterbury	PC	16,793	0.39%	$323.3	0.33%	864,835	New Haven-Milford, CT	68
Columbia Gastroenterology Surgery Center	MOB	17,016	0.40%	$344.1	0.36%	829,470	Columbia, SC	72

Community Healthcare Trust	Page | 20	4Q 2023 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Davita Turner Road	SC	18,125	0.43%	$351.8	0.36%	814,049	Dayton-Kettering, OH	73
Davita Springboro Pike	SC	10,510	0.25%	$182.6	0.19%	814,049	Dayton-Kettering, OH	73
Davita Business Center Court	SC	12,988	0.31%	$228.4	0.24%	814,049	Dayton-Kettering, OH	73
Genesis Care - Bonita Springs	SC	4,445	0.10%	$279.7	0.29%	760,822	Cape Coral-Fort Myers, FL	78
Wildwood Hammock RPET Facility	SC	10,832	0.26%	$429.1	0.45%	760,822	Cape Coral-Fort Myers, FL	78
Cape Coral Suite 3	SC	12,130	0.29%	$450.4	0.46%	760,822	Cape Coral-Fort Myers, FL	78
Cape Coral Suite 3A	MOB	2,023	0.05%	$39.0	0.04%	760,822	Cape Coral-Fort Myers, FL	78
Cape Coral Suite 5 & 6	MOB	6,379	0.15%	$98.1	0.10%	760,822	Cape Coral-Fort Myers, FL	78
Colonial Blvd Office	SC	46,356	1.09%	$—	—%	760,822	Cape Coral-Fort Myers, FL	78
Corporate Office 3660	MOB	22,104	0.52%	$620.5	0.64%	760,822	Cape Coral-Fort Myers, FL	78
Corporate Annex Building	MOB	16,000	0.38%	$310.1	0.32%	760,822	Cape Coral-Fort Myers, FL	78
Wildwood Hammock - Diagnostic Imaging	SC	9,376	0.22%	$405.6	0.42%	760,822	Cape Coral-Fort Myers, FL	78
Wildwood Hammock - Northland	MOB	1,201	0.03%	$13.2	0.01%	760,822	Cape Coral-Fort Myers, FL	78
Eye Health of America 4101	MOB	43,322	1.02%	$1,004.4	1.04%	760,822	Cape Coral-Fort Myers, FL	78
Eye Health of America 2665	MOB	3,200	0.08%	$54.7	0.06%	760,822	Cape Coral-Fort Myers, FL	78
Eye Health of America 1320	MOB	6,757	0.16%	$79.7	0.08%	760,822	Cape Coral-Fort Myers, FL	78
Parkway Professional Plaza	MOB	41,756	0.98%	$578.0	0.60%	725,046	Lakeland-Winter Haven, FL	81
Mercy One Physicians Clinic	PC	17,318	0.41%	$390.4	0.40%	709,466	Des Moines-West Des Moines, IA	82
Novus Clinic	SCH	14,315	0.34%	$300.7	0.31%	702,219	Akron, Oh	83
UH Walden Health Center	PC	11,000	0.26%	$—	—%	702,219	Akron, Oh	83
UW Health Clinic- Portage	PC	14,000	0.33%	$325.1	0.34%	680,796	Madison, WI	87
Daytona Medical Office	MOB	20,193	0.47%	$372.9	0.38%	668,921	Deltona-Daytona Beach-Ormond Beach, FL	90
Debary Professional Plaza	MOB	21,874	0.51%	$274.1	0.28%	668,921	Deltona-Daytona Beach-Ormond Beach, FL	90
Cypress Medical Center	MOB	39,746	0.93%	$374.6	0.39%	647,610	Wichita, KS	93
Family Medicine East	PC	16,581	0.39%	$331.6	0.34%	647,610	Wichita, KS	93
Grene Vision Center	PC	18,681	0.44%	$—	0.32%	647,610	Wichita, KS	93
Perrysburg Medical Arts Building	MOB	25,930	0.61%	$443.4	0.46%	646,604	Toledo, OH	94
St. Vincent Mercy Medical Center, Inc.	PC	23,368	0.55%	$319.9	0.33%	646,604	Toledo, OH	94
Assurance - Toledo	BSF	13,290	0.31%	$520.8	0.54%	646,604	Toledo, OH	94
Granite Circle	MOB	17,164	0.40%	$236.0	0.24%	646,604	Toledo, OH	94

Community Healthcare Trust	Page | 21	4Q 2023 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.12%	$307.4	0.32%	606,612	Palm Bay-Melbourne-Titusville, FL	96
Penn State Health - Camp Hill	SC	8,400	0.20%	$178.2	0.18%	591,712	Harrisburg-Carlisle, PA	98
Penn State Health - Harrisburg	SC	10,000	0.24%	$195.0	0.20%	591,712	Harrisburg-Carlisle, PA	98
NEI	MOB	22,743	0.53%	$409.4	0.42%	567,559	Scranton--Wilkes-Barre, PA	100
NEI	MOB	15,768	0.37%	$304.9	0.31%	567,559	Scranton--Wilkes-Barre, PA	100
Eynon Surgery Center	SCH	6,500	0.15%	$183.8	0.19%	567,998	Scranton--Wilkes-Barre, PA	100
Riverview Medical Center	MOB	26,199	0.62%	$472.8	0.45%	567,998	Scranton--Wilkes-Barre, PA	100
Grandview Plaza	MOB	20,000	0.47%	$403.1	0.32%	552,984	Lancaster, PA	102
Pinnacle Health	PC	10,753	0.25%	$246.0	0.25%	552,984	Lancaster, PA	102
Manteca Medical Group Building	PC	10,564	0.25%	$304.3	0.31%	552,878	Modesto, CA	103
Everest Rehabilitation Hospital	IRF	38,817	0.91%	$2,228.7	2.30%	546,725	Fayetteville-Springdale-Rogers, AR	105
UPMC Specialty Care	MOB	25,982	0.61%	$453.4	0.47%	541,243	Youngstown-Warren-Boardman, OH-PA	107
Treasure Coast Medical Pavilion	MOB	55,844	1.31%	$864.6	0.89%	487,657	Port St. Lucie, FL	115
AMG Specialty Hospital - Lafayette	MOB	29,062	0.68%	$—	—%	478,384	Lafayette, LA	116
Everest Rehabilitation Hospital	IRF	38,817	0.91%	$2,280.3	2.35%	475,367	Killeen-Temple, TX	118
Biltmore Medical Office	SC	10,850	0.26%	$—	—%	469,015	Asheville, NC	120
Genesis Care - Weaverville	SC	10,696	0.25%	$443.2	0.46%	469,015	Asheville, NC	120
Martin Foot & Ankle Clinic	PC	27,100	0.64%	$414.9	0.43%	456,438	York-Hanover, PA	121
Affinity Health Center	MOB	47,366	1.11%	$506.7	0.52%	401,574	Canton-Massillon, OH	137
Hills & Dales Professional Center	MOB	27,920	0.66%	$352.8	0.36%	401,574	Canton-Massillon, OH	137
Prattville Town Center Medical Office Bldg	MOB	13,319	0.31%	$379.7	0.39%	386,047	Montgomery, AL	142
Wellmont Bristol Urgent Care	SC	4,548	0.11%	$76.2	0.08%	307,614	Kingsport-Bristol, TN-VA	165
Bristol Pediatric Associates	MOB	10,804	0.25%	$183.5	0.19%	307,614	Kingsport-Bristol, TN-VA	165
Bluewater Orthopedics Center	MOB	10,255	0.24%	$218.2	0.23%	286,973	Crestview-Fort Walton Beach-Destin, FL	171
Everest Rehabilitation Hospital	IRF	38,817	0.91%	$2,280.3	2.35%	286,184	Longview, TX	172
Londonderry Centre	MOB	21,115	0.50%	$341.9	0.35%	277,547	Waco, TX	176
Westlake Medical Office	MOB	14,100	0.33%	$248.2	0.26%	277,547	Waco, TX	176
Meridian Behavioral Health Systems	AIB	132,430	3.11%	$3,136.8	3.24%	258,859	Charleston, WV	190
Gulf Coast Cancer Centers-Foley	SC	6,146	0.14%	$169.6	0.18%	231,767	Daphne-Fairhope-Foley, AL	200
Gulf Coast Cancer Centers- Gulf Shores	SC	6,398	0.15%	$131.8	0.14%	231,767	Daphne-Fairhope-Foley, AL	200
Monroe Surgical Hospital	SCH	58,121	1.37%	$2,354.5	2.43%	207,104	Monroe, LA	219

Community Healthcare Trust	Page | 22	4Q 2023 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Fresenius Ft. Valley	SC	4,920	0.12%	$83.6	0.09%	191,614	Warner Robins, GA	228
Tuscola Professional Building	MOB	25,500	0.60%	$610.2	0.63%	190,124	Saginaw, MI	229
Genesis Care - Redding	SC	12,206	0.29%	$587.5	0.61%	182,155	Redding, CA	233
Kedplasma	SC	12,870	0.30%	$272.1	0.28%	171,415	Burlington, NC	251
Decatur Morgan Hospital Medical Office Building	MOB	35,933	0.85%	$583.0	0.60%	156,494	Decatur, AL	268
Provena Medical Center	MOB	54,894	1.29%	$756.8	0.72%	107,502	Kankakee, IL	346
Parkside Family & Davita Clinics	MOB	15,637	0.37%	$216.8	0.22%	98,331	Victoria, TX	361
Cub Lake Square	MOB	49,059	1.15%	$1,116.3	1.15%	108,650	Show Low, AZ	n/a
Cub Lake Square - Building B	MOB	—	—%	$—	—%	108,650	Show Low, AZ	n/a
Cub Lake Square - Building C	MOB	—	—%	$—	—%	108,650	Show Low, AZ	n/a
Emory Healthcare	MOB	61,301	1.44%	$871.7	0.90%	104,279	LaGrange, GA-AL	n/a
Emory Southern Orthopedics	MOB	31,473	0.74%	$—	—%	104,279	LaGrange, GA-AL	n/a
Emory Southern Orthopedics	MOB	2,972	0.07%	$60.3	0.06%	104,279	LaGrange, GA-AL	n/a
Emory Healthcare	MOB	5,600	0.13%	$79.6	0.08%	104,279	LaGrange, GA-AL	n/a
Nesbitt Place	MOB	56,003	1.32%	$1,094.7	1.13%	84,849	New Castle, PA	n/a
Marion Medical Plaza	MOB	27,246	0.64%	$346.5	0.36%	64,642	Marion, OH	n/a
Davita Dialysis	MOB	12,545	0.30%	$457.8	0.47%	54,738	Pahrump, NV	n/a
Davita Etowah Dialysis Center	SC	4,720	0.11%	$67.4	0.07%	54,719	Athens, TN	n/a
Fresenius Dialysis Center	MOB	17,746	0.42%	$355.7	0.37%	54,636	Corsicana, TX	n/a
Fresenius Gallipolis Dialysis Center	SC	15,110	0.36%	$157.9	0.16%	54,068	Point Pleasant, WV-OH	n/a
Arkansas Valley Surgery Center	MOB	10,853	0.26%	$271.0	0.28%	49,621	Cañon City, CO	n/a
Sanford West Behavioral Facility	BSF	96,886	2.28%	$1,338.5	1.38%	45,205	Grand Rapids, MN	n/a
Wellmont Norton Urgent Care	SC	4,843	0.11%	$57.9	0.06%	39,030	Big Stone Gap, VA	n/a
Wellmont Associates Complex	SC	32,757	0.77%	$359.1	0.37%	39,030	Big Stone Gap, VA	n/a
Fremont Medical Office Building & Surgery Ctr	MOB	13,050	0.31%	$328.2	0.34%	36,997	Fremont, NE	n/a
Eyecare Partners	PC	8,421	0.20%	$134.3	0.14%	36,914	Centralia, IL	n/a
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.09%	$109.6	0.11%	36,666	Atmore, AL	n/a
Baylor Scott & White Clinic	PC	37,354	0.88%	$490.7	0.51%	36,159	Brenham, TX	n/a
Ottumwa Medical Clinic	MOB	68,895	1.62%	$755.8	0.78%	35,043	Ottumwa, IA	n/a
Ottumwa Medical Clinic	MOB	6,850	0.16%	$92.5	0.10%	35,043	Ottumwa, IA	n/a
Sanderling Dialysis Center	SC	4,186	0.10%	$295.1	0.30%	27,082	Crescent City, CA	n/a

Community Healthcare Trust	Page | 23	4Q 2023 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Wellmont Lebanon Urgent Care	SC	8,369	0.20%	$104.6	0.11%	County: 26,586	Rural - No CBSA	n/a
Rettig Family Healthcare	PC	12,000	0.28%	$180.0	0.19%	County: 23,437	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	3,378	0.08%	$18.1	0.02%	County: 35,252	Rural - No CBSA	n/a
Sanderling Dialysis Center	SC	5,217	0.12%	$278.9	0.29%	County: 13,279	Rural - No CBSA	n/a
Genesis Care - Princeton	SC	7,236	0.17%	$198.5	0.20%	County: 58,758	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	17,629	0.41%	$94.3	0.10%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	27,743	0.65%	$148.4	0.15%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	18,074	0.43%	$96.7	0.10%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	9,890	0.23%	$52.9	0.05%	County: 35,252	Rural - No CBSA	n/a
Batesville Regional Medical Center	MOB	9,263	0.22%	$49.5	0.05%	County: 34,192	Rural - No CBSA	n/a
Tri Lakes Behavioral	BSF	58,400	1.37%	$696.0	0.72%	County: 34,192	Rural - No CBSA	n/a
Dahlonega Medical Mall	MOB	22,804	0.54%	$283.8	0.29%	County: 33,610	Rural - No CBSA	n/a
Lexington Carilion Clinic	PC	15,820	0.37%	$376.7	0.39%	County: 22,573	Rural - No CBSA	n/a
Genesis Care - Andalusia	SC	10,373	0.24%	$394.2	0.41%	County: 37,049	Rural - No CBSA	n/a
Russellville Medical Plaza	MOB	29,129	0.69%	$163.5	0.17%	County: 31,362	Rural - No CBSA	n/a

Community Healthcare Trust	Page | 24	4Q 2023 | Supplemental Information

REPORTING DEFINITIONS

Acute Inpatient Behavioral Facilities (AIB)
Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

AFFO, Adjusted for Acquisitions
AFFO, Adjusted for Acquisitions, adjusts AFFO to show the impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period, using the expected returns and in-place leases at the time of the acquisition. The Company believes that AFFO, Adjusted for Acquisitions, is useful because it allows investors, analysts and Company management visibility into the impact on the Company's results of operations in future reporting periods resulting from its current period acquisitions.

Annualized Rent
Base rent for the current month multiplied by 12.

Behavioral Specialty Facilities (BSF)
Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EBITDAre
The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization.

We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

Community Healthcare Trust	Page | 25	4Q 2023 | Supplemental Information

REPORTING DEFINITIONS (continued)

The Company uses the NAREIT definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities
(determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF)
Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH)
Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB)
Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA)
MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Net Operating Income (NOI)
NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI.

Community Healthcare Trust	Page | 26	4Q 2023 | Supplemental Information

REPORTING DEFINITIONS (continued)

Physician Clinics (PC)
Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Specialty Centers (SC)
Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Surgical Centers and Hospitals (SCH)
Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization
Debt plus stockholders' equity plus accumulated depreciation.

Community Healthcare Trust	Page | 27	4Q 2023 | Supplemental Information

DISCLAIMERS

FORWARD-LOOKING STATEMENTS

Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Company’s other filings with the Securities and Exchange Commission from time to time.

NON-GAAP FINANCIAL MEASURES

This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for Acquisitions, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Community Healthcare Trust	Page | 28	4Q 2023 | Supplemental Information